Exhibit 10.6
PRIORITY LIEN INTERCREDITOR AGREEMENT
dated as of
August 24, 2016
among
JPMORGAN CHASE BANK, N.A.,
as RBL Facility Agent and Applicable First Lien Agent,
CITIBANK, N.A.,
as Term Facility Agent and
Applicable Second Lien Agent,
EP ENERGY LLC
and
THE SUBSIDIARIES OF EP ENERGY LLC NAMED HEREIN

-i-

EXHIBITS:

Exhibit A-1	Consent and Acknowledgment (Other First-Lien Secured Obligations)
Exhibit A-2	Consent and Acknowledgment (Other Second-Lien Secured Obligations)

ii

This PRIORITY LIEN INTERCREDITOR AGREEMENT (this “Agreement”) is dated as of August 24, 2016, among JPMORGAN CHASE BANK, N.A. (“JPM”), as the RBL Facility Agent and the Applicable First Lien Agent, CITIBANK N.A. (“Citi’), as the Term Facility Agent and the Applicable Second Lien Agent, EP Energy LLC (the “Company”), the Subsidiaries of the Company named herein, each Other First-Priority Lien Obligations Agent and each Other Second-Priority Lien Obligations Agent from time to time party hereto. Capitalized terms used but not defined in the preamble and the recitals to this Agreement have the meanings set forth in Section 1.01(b) below.
On the date hereof, the RBL Facility Agent and the Term Facility Agent are also entering into the Senior Lien Intercreditor Agreement. This Agreement governs the relationship between the First-Priority Lien Obligations Secured Parties as a group, on the one hand, and the Second-Priority Lien Obligations Secured Parties as a group, on the other hand, with respect to the Common Collateral, while the Senior Lien Intercreditor Agreement governs the relationship of the First-Priority Lien Obligations Secured Parties and the Second-Priority Lien Obligations Secured Parties as a group, on the one hand, and the Second-Priority Lien Obligations Secured Parties (as defined in the Senior Lien Intercreditor Agreement) as a group, on the other hand, with respect to the Common Collateral (as defined in the Senior Lien Intercreditor Agreement). In addition, it is understood and agreed that not all First-Priority Lien Obligations Secured Parties or Second-Priority Lien Obligations Secured Parties, as the case may be, may have security interests in all of the Collateral and nothing in the Agreement is intended to give rights to any Person in any Collateral in which such Person (or its Representative or Collateral Agent) does not otherwise have a security interest.
In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Applicable First Lien Agent (for itself and on behalf of the RBL Secured Parties and any Other First-Priority Lien Obligations Secured Party), the Applicable Second Lien Agent (for itself and on behalf of the Term Facility Secured Parties and any Other Second-Priority Lien Obligations Secured Party), the Company and the Subsidiaries of the Company party hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01.    Construction; Certain Defined Terms.

(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the Subsidiaries of such Person unless express reference is made to such Subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b)    As used in this Agreement, the following terms have the meanings specified below:
“Applicable Agent” means (a) prior to the Discharge of First-Priority Lien Obligations, the Applicable First Lien Agent and (b) following the Discharge of First-Priority Lien Obligations, the Applicable Second Lien Agent.
“Applicable First Lien Agent” means the RBL Facility Agent until it shall have notified in writing the Applicable Second Lien Agent, the Term Facility Agent (if not acting as the Applicable Second Lien Agent) and any Other Second-Priority Lien Obligations Agent that another Representative has become the Applicable First Lien Agent for the First-Priority Lien Obligations Secured Parties, as appointed pursuant to a Pari Passu First-Priority Intercreditor Agreement or other First-Priority Lien Obligations Documents. For the avoidance of doubt, for so long as the Senior Lien Intercreditor Agreement is in effect, the Applicable First Lien Agent hereunder shall also be the “Applicable First Lien Agent” under the Senior Lien Intercreditor Agreement.
“Applicable Second Lien Agent” means the Term Facility Agent until it shall have notified in writing the Applicable First Lien Agent, the RBL Facility Agent (if not acting as the Applicable First Lien Agent) and any Other First-Priority Lien Obligations Agent that another Representative has become the Applicable Second Lien Agent for the Second-Priority Lien

Obligations Secured Parties, as appointed pursuant to a Pari Passu Second-Priority Intercreditor Agreement or other Second-Priority Lien Obligations Documents.
“Bankruptcy Code” means Title 11 of the United States Code.
“Business Day” means any day excluding Saturday, Sunday and any other day on which banking institutions in New York City or Houston, Texas are authorized by law or other governmental actions to close; provided that when used in connection with a LIBOR Loan (as defined in the RBL Facility and/or the Term Facility), the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in Dollars in the London interbank Eurodollar market.
“Capital Stock” means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person; and (e) any warrants, options or other rights to acquire any of the foregoing; but excluding from all of the foregoing interests any debt securities which are convertible into or exchangeable for any of the foregoing equity interests, whether or not such debt securities include any right of participation with Capital Stock.
“Citi” has the meaning set forth in the preamble hereto.
“Collateral” means all assets and properties subject to Liens in favor of any Secured Party created by any of the RBL Facility Security Documents, the Term Facility Security Documents, each Other First-Priority Lien Obligations Security Documents or each Other Second-Priority Lien Obligations Security Documents, as applicable, to secure the RBL Facility Obligations, the Term Facility Obligations, any Series of Other First-Priority Lien Obligations or any Series of Other Second-Priority Lien Obligations, as applicable.
“Collateral Agent” means the Term Facility Agent, the RBL Facility Agent, each Other First-Priority Lien Obligations Agent, each Other Second-Priority Lien Obligations Agent, or all of the foregoing, as the context may require.
“Common Collateral’ means the portion of the Collateral granted to secure one or more Series of the First-Priority Lien Obligations and one or more Series of the Second-Priority Lien Obligations.
“Company” has the meaning set forth in the preamble hereto.
“Comparable Second-Priority Lien Obligations Collateral Documents” means, in relation to any Common Collateral subject to any Lien created under any First-Priority Lien Obligations Collateral Document, those Second-Priority Lien Obligations Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Consent and Acknowledgment” means, as applicable, either (a) an instrument in form and substance substantially similar to Exhibit A-1 hereto, pursuant to which any Other First-Priority Lien Obligations Secured Party, through its First-Priority Lien Obligations Representative, acknowledges this Agreement and consents to be bound by the terms hereof in accordance with Section 5.14 or (b) an instrument in form and substance substantially similar to Exhibit A-2 hereto, pursuant to which any Other Second-Priority Lien Obligations Secured Party, through its Second-Priority Lien Obligations Representative, acknowledges this Agreement and consents to be bound by the terms hereof in accordance with Section 5.14, in case of each of clauses (a) and (b), acknowledged and confirmed by the Applicable First Lien Agent, the Applicable Second Lien Agent and the Company (on behalf of itself and its Subsidiaries party to this Agreement) for purposes of this Agreement.
“DIP Financing” has the meaning set forth in Section 2.06(b)(i).
“Discharge” means, with respect to any Obligations, except to the extent otherwise provided herein with respect to the reinstatement or continuation of any such Obligations, the payment in full in cash or immediately available funds (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of all such Obligations then outstanding, if any, and, with respect to letters of credit or letter of credit guaranties outstanding under the agreements or instruments (the “Relevant Instruments”) governing such Obligations, delivery of cash collateral or backstop letters of credit in respect thereof in a manner reasonably satisfactory to the Applicable Agent and issuing lenders under such Relevant Instruments, in each case after or concurrently with the termination of all commitments to extend credit thereunder, and the termination of all commitments of “secured parties” under the Relevant Instruments; provided that (i) the Discharge of the RBL Facility Obligations shall not be deemed to have occurred if such payments are made in connection with the establishment of another RBL Facility, (ii) the Discharge of the First-Priority Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other First-Priority Lien Obligations that constitute an exchange or replacement for or a refinancing of such First-Priority Lien Obligations and (iii) the Discharge of any Second-Priority Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other Second-Priority Lien Obligations that constitute an exchange or replacement for or a refinancing of such Second-Priority Lien Obligations. In the event that any Obligations are modified and such Obligations are paid over time or otherwise modified under Section 1129 of the Bankruptcy Code pursuant to a confirmed and consummated Plan of Reorganization, such Obligations shall be deemed to be discharged when the final payment is made, in cash or immediately available funds or in the form of consideration otherwise provided for in such Plan of Reorganization, in respect of such Indebtedness and any obligations pursuant to such new Indebtedness shall have been satisfied. The term “Discharged” shall have a corresponding meaning.
“Domestic Subsidiary” shall mean each Subsidiary of the Company that is organized under the laws of the United States or any state thereof, or the District of Columbia.
“Event of Default” means an “Event of Default” under and as defined in the applicable Term Facility Documents, the applicable RBL Facility Documents, any applicable Other

First-Priority Lien Obligations Document and/or any applicable Other Second-Priority Lien Obligations Document, as the context may require.
“First-Priority Lien Obligations” means (i) the RBL Facility Obligations and (ii) the Other First-Priority Lien Obligations.
“First-Priority Lien Obligations Documents” means, collectively, the RBL Facility Documents and the Other First-Priority Lien Obligations Documents.
“First-Priority Lien Obligations Representative” means each of the RBL Facility Agent and each Other First-Priority Lien Obligations Agent.
“First-Priority Lien Obligations Secured Parties” means, collectively, the RBL Facility Secured Parties and the Other First-Priority Lien Obligations Secured Parties.
“Foreign Subsidiary” means each Subsidiary of the Company that is not a Domestic Subsidiary.
“Grantor” means the Company and each Subsidiary of the Company that shall have granted any Lien in favor of any Collateral Agent on any of its assets or properties to secure any of the Obligations.
“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. Notwithstanding the foregoing, agreements or obligations to physically sell any commodity at any index-based price shall not be considered Hedge Agreements.
“Indebtedness” means and includes all obligations that constitute “Indebtedness”, “Debt” or other comparable terms as defined in the applicable RBL Facility Documents, the applicable Term Facility Documents, any relevant Other First-Priority Lien Obligations Document or any relevant Other Second-Priority Lien Obligations Document.
“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
“JPM” has the meaning set forth in the preamble hereto.
“Lien” has the meaning set forth in the Term Facility and/or the RBL Facility.
“Mortgages” means the RBL Mortgages, the Term Mortgages, any Other First-Priority Lien Obligations Mortgage and any Other Second-Priority Lien Obligations Mortgage.
“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“obligations” means any principal, interest (including interest accruing during the period of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in any such proceeding), penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and bankers’ acceptances), damages and other liabilities payable under the documentation governing any Indebtedness.
“Obligations” means the First-Priority Lien Obligations and the Second-Priority Lien Obligations.
“Other First-Priority Lien Obligations” means obligations of the Company and the other Grantors (other than the RBL Facility Obligations) that are equally and ratably secured with the RBL Facility Obligations (or secured with any other priority relative to the RBL Facility Obligations as is permitted under the RBL Facility Documents and effected through intercreditor arrangements with the RBL Facility Agent or the RBL Facility Secured Parties (which intercreditor arrangements may include the Senior Lien Intercreditor Agreement)) and are designated by the Company as “Other First-Priority Lien Obligations” hereunder; provided that the requirements set forth in Section 5.14 shall have been satisfied.
“Other First-Priority Lien Obligations Agent” means, with respect to any Series of Other First-Priority Lien Obligations or any separate facility within such Series, the Person elected, designated or appointed as the administrative agent and/or collateral agent, trustee or similar representative of such Series or such separate facility within such Series by or on behalf of the holders of such Series of Other First-Priority Lien Obligations or such separate facility within such Series, and its respective successors in substantially the same capacity as may from time to time be appointed.
“Other First-Priority Lien Obligations Credit Document” means any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities,

providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (c) instruments or agreements evidencing any other Indebtedness, in each case to the extent that (i) the obligations in respect thereof constitute Other First-Priority Lien Obligations and (ii) the Representative with respect thereto has duly executed and delivered the applicable Consent and Acknowledgment.
“Other First-Priority Lien Obligations Documents” means, collectively, the Other First-Priority Lien Obligations Credit Documents and the Other First-Priority Lien Obligations Security Documents related thereto.
“Other First-Priority Lien Obligations Mortgages” means all mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents relating to any Real Estate Asset in favor of the applicable First-Priority Lien Obligations Representative for the benefit of the Other First-Priority Lien Obligations Secured Parties.
“Other First-Priority Lien Obligations Secured Parties” means, collectively, the holders of any Other First-Priority Lien Obligations who have directly or indirectly through their respective Other First-Priority Lien Obligations Agents, become party to and bound by this Agreement pursuant to a Consent and Acknowledgment in accordance with the provisions of Section 5.14 hereof.
“Other First-Priority Lien Obligations Security Documents” means, collectively, the security agreements or any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Other First-Priority Lien Obligations.
“Other Second-Priority Lien Obligations” means obligations of the Company and the other Grantors (other than the Term Facility Obligations) that are designated by the Company as “Other Second-Priority Lien Obligations” hereunder (including any interest and fees accruing after the commencement of bankruptcy or insolvency proceedings whether or not allowed in such bankruptcy or insolvency proceeding); provided that the requirements set forth in Section 5.14 shall have been satisfied.
“Other Second-Priority Lien Obligations Agent” shall mean, with respect to any Series of Other Second-Priority Lien Obligations or any separate facility within such Series, the Person elected, designated or appointed as the administrative agent and/or collateral agent, trustee or similar representative of such Series or such separate facility within such Series by or on behalf of the holders of such Series of Other Second-Priority Lien Obligations or such separate facility within such Series, and its respective successors in substantially the same capacity as may from time to time be appointed.
“Other Second-Priority Lien Obligations Credit Document” means any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities,

providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (c) instruments or agreements evidencing any other Indebtedness, in each case to the extent that (i) the obligations in respect thereof constitute Other Second-Priority Lien Obligations and (ii) the Representative with respect thereto has duly executed and delivered the applicable Consent and Acknowledgment.
“Other Second-Priority Lien Obligations Documents” means, collectively, the Other Second-Priority Lien Obligations Credit Documents and the Other Second-Priority Lien Obligations Security Documents related thereto.
“Other Second-Priority Lien Obligations Mortgages” means all mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents relating to any Real Estate Asset in favor of the applicable Second-Priority Lien Obligations Representative for the benefit of the Other Second-Priority Lien Obligations Secured Parties.
“Other Second-Priority Lien Obligations Secured Parties” means, collectively, the holders of any Other Second-Priority Lien Obligations who have directly or indirectly through their respective Other Second-Priority Lien Obligations Agents, become party to and bound by this Agreement pursuant to a Consent and Acknowledgment in accordance with the provisions of Section 5.14 hereof.
“Other Second-Priority Lien Obligations Security Documents” means, collectively, the security agreements or any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Other Second-Priority Lien Obligations.
“Pari Passu First-Priority Intercreditor Agreement” means any intercreditor agreement entered into among the RBL Facility Agent and other First-Priority Lien Obligations Representatives to govern the relationship among the First-Priority Lien Obligations Secured Parties among themselves with respect to any portion of the Common Collateral, as amended, supplemented, restated, replaced or otherwise modified from time to time in accordance with its terms.
“Pari Passu Second-Priority Intercreditor Agreement” means any intercreditor agreement entered into among the Term Facility Agent and other Second-Priority Lien Obligations Representatives to govern the relationship among the Second-Priority Lien Obligations Secured Parties among themselves with respect to any portion of the Common Collateral, as amended, supplemented, restated, replaced or otherwise modified from time to time in accordance with its terms.

“Permitted Remedies” means, with respect to any Second-Priority Lien Obligations:
(i) filing a claim or proof of claim or statement of interest with respect to such Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;
(ii) taking any action (not adverse to the Liens securing any First-Priority Lien Obligations, the priority status thereof, or the rights of the Applicable First Lien Agent or any of the First-Priority Lien Obligations Secured Parties to exercise rights, powers and/or remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;
(iii) filing any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second-Priority Lien Obligations Secured Parties, including any claims secured by the Common Collateral, in each case in accordance with the terms of this Agreement;
(iv) filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction); and
(v) voting on any Plan of Reorganization, filing any claim or proof of claim, making other filings and making any arguments, obligations, and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement.
“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.
“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.
“Possessory Collateral” means the Common Collateral in the possession or control of any Collateral Agent (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.
“Possessory Collateral Agent” means, with respect to any Possessory Collateral, the Collateral Agent having possession or control (including through its agents or bailees) thereof.
“RBL Facility” means (i) the Credit Agreement dated as of May 24, 2012, among the Company, EPE Holdings LLC, the lenders and agents party thereto from time to time and the

RBL Facility Agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “RBL Facility”), and (ii) whether or not the facility referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “RBL Facility” and subject to the satisfaction of the requirements set forth in Section 5.14, one or more (A) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.
“RBL Facility Agent” means the administrative agent and the collateral agent for the RBL Facility Secured Parties, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed. As of the date hereof, JPM shall be the RBL Facility Agent.
“RBL Facility Documents” means the documentation in respect of the RBL Facility, the RBL Facility Security Agreements and the other “Credit Documents” or comparable terms as defined in the RBL Facility.
“RBL Facility Obligations” means all “Obligations” (as such term is defined in the Credit Agreement referred to in clause (i) of the definition of the RBL Facility) of the Company and other obligors outstanding under, and all other obligations in respect of, the RBL Facility or any other RBL Facility Documents.
“RBL Facility Secured Parties” means, at any time, the Persons holding any RBL Facility Obligations and the successors and permitted assigns thereof, including the RBL Collateral Agent and each other “Secured Party” as defined in any applicable RBL Facility Document, including each counterparty to any Hedge Agreement or any provider of cash management services, the obligations of which are “Obligations” under the RBL Facility Security Agreements.
“RBL Facility Security Agreements” means (a) the Collateral Agreement dated as of May 24, 2012, among the Company, EPE Holdings LLC, each other grantor party thereto and the RBL Facility Agent, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, (b) the Pledge Agreement dated as of May 24, 2012, among the Company, each other pledgor party thereto and the RBL Facility Agent, as amended, supplemented or modified from time to time in accordance with its terms, and (c) such other security agreements and pledge agreements entered into from time to time in respect of any RBL Facility described in clause (ii) of the definition thereof, as amended, supplemented, restated or other modified from time to time in accordance with their respective terms.
“RBL Facility Security Documents” means the RBL Facility Security Agreements, the RBL Mortgages and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any RBL Facility Obligations.
“RBL Mortgages” means all “Mortgages” as defined in the RBL Facility.
“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any real property.
“Refinance” means to amend, restate, supplement, waive, replace (whether or not upon termination, and whether with the original parties or otherwise), restructure, repay, refund, refinance or otherwise modify from time to time (including by means of any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the obligations under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof). “Refinanced” and “Refinancing” shall have correlative meanings.
“Representative” means (a) in the case of any RBL Facility Obligations, the RBL Facility Agent, (b) in the case of any Term Facility Obligations, the Term Facility Agent, (c) in the case of any Series of Other First-Priority Lien Obligations, each Other First-Priority Lien Obligations Agent of such Series and (d) in the case of any Series of Other Second-Priority Lien Obligations, each Other Second-Priority Lien Obligations Agent of such Series.
“SEC” means the United States Securities and Exchange Commission or any successor thereto.
“Second-Priority Lien Obligations” means the Term Facility Obligations and the Other Second-Priority Lien Obligations.
“Second-Priority Lien Obligations Documents” means the Term Facility Documents and each Other Second-Priority Lien Obligations Documents.
“Second-Priority Lien Obligations Representative” means, collectively, each of the Term Facility Agent and each Other Second-Priority Lien Obligations Agent.
“Second-Priority Lien Obligations Secured Parties” means each of the Term Facility Secured Parties and each Other Second-Priority Lien Obligations Secured Party.
“Secured Parties” means, collectively, the First-Priority Lien Obligations Secured Parties and the Second-Priority Lien Obligations Secured Parties.

“Senior Lien Intercreditor Agreement” means that certain Amended and Restated Senior Lien Intercreditor Agreement of even date herewith by and among JPM, as RBL Facility Agent and Applicable First Lien Agent, Citi, as Term Facility Agent and Applicable Second Lien Agent, Citi, as Priority Lien Term Facility Agent and the Company and the Subsidiaries of the Company named therein, as the case may be, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms or any replacement thereof.
“Series” means, as applicable,
(a)    each of the RBL Facility Obligations and each series of Other First-Priority Lien Obligations, each of which shall constitute a separate Series of First-Priority Lien Obligations except that, in the event any two or more series of such Other First-Priority Lien Obligations (i) are secured by identical Collateral held by a common collateral agent and (ii) the Company designates such other First-Priority Lien Obligations to constitute a single Series, such series of Other First-Priority Lien Obligations shall collectively constitute a single Series. The First-Priority Lien Obligations Secured Parties with respect to each Series of First-Priority Lien Obligations shall constitute a separate Series of First-Priority Lien Obligations Secured Parties; and
(b)    each of the Term Facility Obligations and each series of Other Second-Priority Lien Obligations, each of which shall constitute a separate Series of Second-Priority Lien Obligations, except that, in the event that any two or more series of such Other Second-Priority Lien Obligations (i) are secured by identical Collateral held by a common collateral agent and (ii) the Company designates such Other Second-Priority Lien Obligations to constitute a single Series, such series of Other Second-Priority Lien Obligations shall collectively constitute a single Series. The Second-Priority Lien Obligations Secured Parties with respect to each Series of Second-Priority Lien Obligations shall constitute a separate Series of Second-Priority Lien Obligations Secured Parties.
“Subsidiary” has the meaning set forth in the Term Facility, the RBL Facility, each Other First-Priority Lien Obligations Credit Document and/or each Other Second-Priority Lien Obligations Credit Document.
“Term Facility” means (i) the Term Loan Agreement, dated as of August 24, 2016, among the Company, each Subsidiary of the Company from time to time party thereto, the lenders and agents party thereto from time to time and the Term Facility Agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “Term Facility”), and (ii) whether or not the credit agreement referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “Term Facility” and subject to the satisfaction of the requirements set forth in Section 5.14, one or more (A) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.
“Term Facility Agent” means the administrative agent and collateral agent for the Term Facility Secured Parties, together with its successors in substantially the same capacity as may from time to time be appointed. As of the date hereof, the Term Facility Agent shall be Citi.
“Term Facility Documents” means the Term Facility, the Term Facility Security Documents and any other related documents or instruments executed and delivered pursuant to the Term Facility or the Term Facility Security Documents evidencing or governing the obligations thereunder.
“Term Facility Obligations” means all “Term Loan Obligations” (as such term is defined in the Term Collateral Agreement) of the Company and other obligors outstanding under, and all other obligations in respect of, the Term Facility or any of the other Term Facility Documents.
“Term Facility Secured Parties” means, at any time, the Persons holding any Term Facility Obligations and the successors and permitted assigns thereof, including the Term Facility Agent and each other “Secured Party” as defined in any applicable Term Facility Document.
“Term Collateral Agreement” shall mean the Collateral Agreement dated as of August 24, 2016 among the Company, each other grantor party thereto and the Term Facility Agent, as amended, supplemented or modified from time to time in accordance with its terms.
“Term Mortgages” means all mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents relating to any Real Estate Asset in favor of the Applicable Second Lien Agent for the benefit of the Term Facility Secured Parties and any Other Second-Priority Lien Obligations Secured Parties, in each case, executed and recorded pursuant to the applicable Second-Priority Lien Obligations Documents.
“Term Security Agreements” means (a) the Term Collateral Agreement and (b) the Pledge Agreement dated as of August 24, 2016, among the Company, each other pledgor party thereto and the Term Facility Agent, as amended, supplemented or modified from time to time in accordance with its terms.
“Term Security Documents” means the Term Security Agreements, the Term Mortgages and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Term Facility Obligations.

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO COLLATERAL
SECTION 2.01.    Priority of Claims. (a) Anything contained herein or in any of the First-Priority Lien Obligations Documents or the Second-Priority Lien Obligations Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and any Collateral Agent is taking action to enforce rights in respect of any Collateral (whether in an Insolvency or Liquidation Proceeding or otherwise), or any distribution is made in respect of any Collateral in any Insolvency or Liquidation Proceeding with respect to any Grantor, the Proceeds (subject, in the case of any such distribution, to Section 2.06 hereof) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”) shall be applied as follows:

FIRST, to the Applicable First Lien Agent for distribution in accordance with any applicable First-Priority Lien Obligations Documents until payment in full of all First-Priority Lien Obligations, and

SECOND, to the Applicable Second Lien Agent for distribution in accordance with any applicable Second-Priority Lien Obligations Documents until payment in full of all Second-Priority Lien Obligations.
(b)    It is acknowledged that (i) the aggregate amount of any First-Priority Lien Obligations may, subject to the limitations set forth in the applicable RBL Facility Documents, Term Facility Documents, Other First-Priority Lien Obligations Documents and Other Second-Priority Lien Obligations Documents, as applicable, be Refinanced from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First-Priority Lien Obligations Secured Parties vis-a-vis the Second-Priority Lien Obligations Secured Parties, and (ii) a portion of the First-Priority Lien Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The priorities provided for herein shall not be altered or otherwise affected by any Refinancing of either the Second-Priority Lien Obligations (or any part thereof) or the First-Priority Lien Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any First-Priority Lien Obligations or any Second-Priority Lien Obligations or by any action that any Representative or Secured Party may take or fail to take in respect of any Collateral.

(c)    Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First-Priority Lien Obligations granted on the Collateral or of any Liens securing the Second-Priority Lien Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Term Facility Documents, the RBL Facility Documents, any Other First-Priority Lien Obligations Document or any Other Second-Priority Lien Obligations Document, or any defect or deficiencies in, or failure to perfect, any such Liens or any other circumstance whatsoever:

(i)	the Liens on the Common Collateral securing the First-Priority Lien Obligations will rank senior to any Liens on the Common Collateral securing the Second-Priority Lien Obligations;

(ii)
the Applicable First Lien Agent and each First-Priority Lien Obligations Representative, on behalf of themselves and the First-Priority Lien Obligations Secured Parties, hereby agree that the priority of the Liens securing the First-Priority Lien Obligations as among the holders of First-Priority Lien Obligations shall be governed by any Pari Passu First-Priority Intercreditor Agreement or other First-Priority Lien Obligations Documents, as applicable; and

(iii)
the Applicable Second Lien Agent and each Second-Priority Lien Obligations Representative, on behalf of themselves and the Second-Priority Lien Obligations Secured Parties, hereby agree that the priority of the Liens securing the Second-Priority Lien Obligations as among the holders of Second-Priority Lien Obligations shall be governed by any Pari Passu Second-Priority Intercreditor Agreement or other Second-Priority Lien Obligations Documents, as applicable.

SECTION 2.02.     Actions With Respect to Collateral; Prohibition on Contesting Liens.

(a)    Each of the Applicable Second Lien Agent, on behalf of itself, each relevant Representative and the applicable Second-Priority Lien Obligations Secured Parties, acknowledges and agrees that, until the Discharge of all of the First-Priority Lien Obligations, (i) only the Applicable First Lien Agent shall act or refrain from acting with respect to the Common Collateral and then only on the instructions of the applicable First-Priority Lien Obligations Representative (given in accordance with the First-Priority Lien Obligations Documents), (ii) no Collateral Agent shall follow any instructions with respect to such Common Collateral from any Second-Priority Lien Obligations Representative, any of the Second-Priority Lien Obligations Secured Parties or the Applicable Second Lien Agent, (iii) none of the Applicable Second Lien Agent, any Second-Priority Lien Obligations Representative or any Second-Priority Lien Obligations Secured Party shall, nor shall any of them instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Common Collateral, whether under any Term Facility Security Document or any Other Second-Priority Lien Obligations Security Documents, as applicable, applicable law or otherwise, it being agreed that (A) only the Applicable First Lien Agent, acting in accordance with the RBL Facility Security Documents or the Other First-Priority Lien Obligations Security Documents, as applicable, shall be entitled to take any such actions or exercise any such remedies, or to cause any Collateral Agent to do so and (B) notwithstanding the foregoing, the Applicable Second Lien Agent and each Second-Priority Lien Obligations Representative may take Permitted Remedies, and (iv) the Applicable Second Lien Agent, on behalf of itself, each Second-Priority Lien Obligations Representative and the other Second-Priority Lien Obligations Secured Parties, hereby waives any right of subrogation it or any of them may acquire as a result of any payment hereunder until the Discharge of the First-Priority Lien Obligations has occurred. The Applicable First Lien Agent and each First-Priority Lien Obligations Representative may deal with the Common Collateral as if they had a senior Lien on such Collateral; provided that, with respect to the First-Priority Lien Obligations Representatives, the provisions of any Pari Passu First-Priority Intercreditor Agreement or other First-Priority Lien Obligations Documents shall also be complied with. Furthermore, each of the Applicable Second Lien Agent, on behalf of itself, each Second-Priority Lien Obligations Representative and the Second-Priority Lien Obligations Secured Parties, acknowledges and agrees that no Applicable Second Lien Agent, Second-Priority Lien Obligations Representative or any other Second-Priority Lien Obligations Secured Party will contest, protest or object to any foreclosure proceeding or action brought by any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party or any other exercise by any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party of any rights and remedies relating to the Common Collateral.

(b)    (i) The Applicable Second Lien Agent, each of the Term Facility Agent, the other Term Facility Secured Parties, the Other Second-Priority Lien Obligations Agents and the other Other Second-Priority Lien Obligations Secured Parties each agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the RBL Facility Secured Parties and any Other First-Priority Lien Obligations Secured Parties in all or any part of the Collateral, or the provisions of this Agreement.

(ii)    The Applicable First Lien Agent, each of the RBL Facility Agent, the other RBL Facility Secured Parties, the Other First-Priority Lien Obligations Agent and the other Other First-Priority Lien Obligations Secured Parties each agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Second-Priority Lien Obligations Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Term Facility Agent, any Term Facility Secured Party, the RBL Facility Agent, any other RBL Facility Secured Party, any Other First-Priority Lien Obligations Agent, any other Other First-Priority Lien Obligations Secured Parties, any Other Second-Priority Lien Obligations Agent or any other Other Second-Priority Lien Obligations Secured Parties to enforce this Agreement.
(c)    The parties hereto agree to execute, acknowledge and deliver a memorandum of Intercreditor Agreement, together with such other documents in furtherance hereof or thereof, in each case, in proper form for recording in connection with any Mortgages and in form and substance reasonably satisfactory to each of the Collateral Agents, in those jurisdictions where such recording is reasonably recommended or requested by local real estate counsel and/or the title insurance company, or as otherwise deemed reasonably necessary or proper by the parties hereto.

SECTION 2.03.    No Duties of First-Priority Lien Obligations Representatives; Provision of Notice.

(a)    Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties acknowledges and agrees that: (i) none of the Applicable First Lien Agent, First-Priority Lien Obligations Representatives or any other First-Priority Lien Obligations Secured Party shall have any duties or other obligations to the Applicable Second Lien Agent, the Second-Priority Lien Obligations Representatives or the Second-Priority Lien Obligations Secured Parties with respect to any Common Collateral, other than to transfer to the Applicable Second Lien Agent any Proceeds of any such Common Collateral remaining in its possession following any sale, transfer or other disposition of such Common Collateral (in each case, unless the Second-Priority Lien Obligations have been Discharged prior to or concurrently with such sale, transfer, disposition, payment or satisfaction) and the Discharge of the First-Priority Lien Obligations secured thereby, or if any First-Priority Lien Obligations Representative shall be in possession of all or any part of such Common Collateral after such payment and satisfaction in full and termination, such Common Collateral or any part thereof remaining, in each case without any representation or warranty on the part of such First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party; (ii) in furtherance of the foregoing, until the Discharge of the First-Priority Lien Obligations shall have occurred, the Applicable First Lien Agent shall be entitled, for the benefit of the First-Priority Lien Obligations Secured Parties, to sell, transfer or otherwise dispose of or deal with such Common Collateral as provided herein and in the applicable First-Priority Lien Obligations Documents, without regard to any Second-Priority Lien Obligations secured by the Common Collateral held by any Second-Priority Lien Obligations Secured Party or any rights to which the Second-Priority Lien Obligations Secured Parties would otherwise be entitled as a result of such Second-Priority Lien Obligations secured by the Common Collateral; and (iii) without limiting the foregoing, none of the Applicable First Lien Agent, First-Priority Lien Obligations Representatives or any other First-Priority Lien Obligations Secured Party shall have any duty or obligation first to marshal or realize upon any type of Common Collateral (or any other collateral securing the First-Priority Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Common Collateral (or any other collateral securing the First-Priority Lien Obligations), in any manner that would maximize the return to the Second-Priority Lien Obligations Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Second-Priority Lien Obligations Secured Parties from such realization, sale, disposition or liquidation. Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties waives any claim it or any other Second-Priority Lien Obligations Secured Party may now or hereafter have against the Applicable First Lien Agent, any First -Priority Lien Obligations Representative or any other First -Priority Lien Obligations Secured Party (or their representatives) arising out of (i) any actions which the Applicable First Lien Agent, such First-

Priority Lien Obligations Representative or any such other First-Priority Lien Obligations Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First-Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with the relevant First-Priority Lien Obligations Documents or any other agreement related thereto or to the collection of the First-Priority Lien Obligations or the valuation, use, protection or release of any security for the First-Priority Lien Obligations, (ii) any election by the Applicable First Lien Agent, any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Company or any of its Subsidiaries, as debtor-in-possession.

(b)    The RBL Facility Agent shall, after obtaining actual knowledge that it no longer qualifies as the Applicable First Lien Agent, notify the Company, the other First-Priority Lien Obligations Representatives and the Second-Priority Lien Obligations Representatives of the same.

(c)    The Term Facility Agent shall, after obtaining actual knowledge that it no longer qualifies as the Applicable Second Lien Agent, notify the Company, the other Second-Priority Lien Obligations Representatives and the First-Priority Lien Obligations Representatives of the same.

SECTION 2.04.    No Interference; Payment Over; Reinstatement. (a) Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties agrees that (i) it will not take or cause to be taken any action, the purpose or effect of which is, or could be, to make any Second-Priority Lien Obligations secured by the Common Collateral pari passu with, or to give such Second-Priority Lien Obligations Secured Party any preference or priority relative to, any First-Priority Lien Obligations with respect to the Collateral securing the First-Priority Lien Obligations or any part thereof, (ii) it will not challenge or question in any proceeding the validity or enforceability of any RBL Facility Security Document or Other First-Priority Lien Obligations Security Document or the validity, attachment, perfection or priority of any Lien under the RBL Facility Security Documents or Other First-Priority Lien Obligations Security Documents, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (iii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Common Collateral by the Applicable First Lien Agent, any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party, (iv) it shall not have any right to (A) direct the Applicable First Lien Agent, any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party to exercise any right, remedy or power with respect to any Common Collateral or (B) consent to the exercise by the Applicable First Lien Agent, any First-Priority

Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party of any right, remedy or power with respect to any Common Collateral, (v) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable First Lien Agent, any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and none of the Applicable First Lien Agent, any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party shall be liable for, any action taken or omitted to be taken by the Applicable First Agent, any Collateral Agent, any First-Priority Lien Obligations Representative or other First-Priority Lien Obligations Secured Party with respect to any Common Collateral, (vi) it will not seek, and hereby waives any right, to have any Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Term Facility Agent, any other Term Facility Secured Party, the RBL Facility Agent, any other RBL Facility Secured Party, any Other First-Priority Lien Obligations Agent, any other Other First-Priority Lien Obligations Secured Parties, any Other Second-Priority Lien Obligations Agent, or any other Other Second-Priority Lien Obligations Secured Parties to enforce this Agreement in accordance with its terms.

(b)    Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties hereby agrees that if it shall obtain possession of any Common Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to any Term Facility Security Document, Other Second-Priority Lien Obligations Security Document or by the exercise of any rights available to it or any of them under applicable law or in any Insolvency or Liquidating Proceeding or through any other exercise of remedies, at any time prior to the Discharge of the First-Priority Lien Obligations, then it shall hold such Collateral, proceeds or payment in trust for the First-Priority Lien Obligations Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Applicable First Lien Agent reasonably promptly after obtaining actual knowledge (or notice from the Applicable First Lien Agent) that it is in possession of such Collateral, proceeds or payment. Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties agrees that, if at any time it receives notice or obtains actual knowledge that all or part of any payment with respect to any First-Priority Lien Obligations previously made shall be rescinded for any reason whatsoever, it shall promptly pay over to the Applicable First Lien Agent any payment received by it and then in its possession or under its control in respect of any Common Collateral and shall promptly turn over any Common Collateral then held by it over to the Applicable First Lien Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the Discharge of the First-Priority Lien Obligations has occurred.

SECTION 2.05.    Automatic Release of Junior Liens. (a) Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties agrees that in the event of a sale, transfer or other disposition of any Common Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such Common Collateral that results in the release by the Applicable First Lien Agent of the Lien held by the Applicable First Lien Agent on such Common Collateral (regardless of whether or not an Event of Default has occurred and is continuing under the Second-Priority Lien Obligations Documents at the time of such sale, transfer or other disposition), the Lien held by each Second-Priority Lien Obligations Agent on such Common Collateral shall be automatically released; provided that, notwithstanding the foregoing, all Second-Priority Lien Obligations Secured Parties shall be entitled to any Proceeds of a sale, transfer or other disposition under this clause (a) that remain after Discharge of the First-Priority Lien Obligations, and the Liens on such remaining Proceeds securing the Second-Priority Lien Obligations shall not be automatically released pursuant to this Section 2.05(a).

(b)    Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable First Lien Agent or any First-Priority Lien Obligations Representative acting on behalf of the relevant First-Priority Lien Obligations Secured Parties to evidence and confirm any release of Common Collateral provided for in this Section 2.05.

SECTION 2.06.    Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings. (a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its Subsidiaries. Without limiting the generality of the foregoing, the provisions of this Agreement are intended to be and shall be enforceable as a “subordination agreement” under Section 510(a) of the Bankruptcy Code.

(b)    If the Company or any of its Subsidiaries shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code; and if the Applicable First Lien Agent desires to permit the use of cash collateral or to permit the Company and/or any of its Subsidiaries to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or under any other similar law (“DIP Financing”) either secured by a Lien on, or constituting the proceeds of, the Common Collateral, then the Applicable Second Lien Agent and the Second-Priority Lien Obligations Secured Parties hereby agree: (A) not to object to such use of cash collateral or DIP Financing or to request adequate protection (except as otherwise expressly permitted by the terms of this Agreement) or any other relief in connection therewith so long as the Second-Priority Lien Obligations Secured Parties retain the benefit of their Liens on the Common Collateral, including Proceeds thereof arising after the commencement of such Bankruptcy Case (to the extent provided for under applicable law), with the same priority vis-à-vis the First-Priority Lien Obligations Secured Parties (other than with respect to any DIP Financing Liens granted thereto) as existed prior to the commencement of such Bankruptcy Case and (B) to the extent the Liens on the Common Collateral securing the First-Priority Lien Obligations are subordinated or pari passu with such DIP Financing, to subordinate its Liens on the Common Collateral to the Liens granted to the lenders providing such DIP Financing (and all obligations relating thereto, including any “carve-out” from the Common Collateral granting administrative priority status or Lien priority to secure the payment of fees and expenses of the United States Trustee or professionals retained by any debtor or creditors’ committee agreed to by the Applicable First Lien Agent or the First-Priority Lien Obligations Secured Parties) and to any adequate protection Liens granted to the Applicable First Lien Agent on the same basis as the Liens on such Common Collateral securing the First-Priority Lien Obligations are subordinated to such DIP Financing or to confirm the priorities with respect to such Common Collateral as set forth herein, as applicable.

(c)    Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties agrees that it will not object to and will not otherwise contest: (i) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of the First-Priority Lien Obligations made by the Applicable First Lien Agent, any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party; (ii) any lawful exercise by any holder of First-Priority Lien Obligations of the right to credit bid First-Priority Lien Obligations in any sale in foreclosure of Common Collateral; (iii) any other request for judicial relief made in any court by the Applicable First Lien Agent, any First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party relating to the lawful enforcement of any Lien on the Common Collateral; or (iv) any sale or other disposition of any Common Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code if the First-Priority Lien Obligations Secured Parties of any Series or the relevant First-Priority Lien Obligations Representative acting on their behalf shall have consented to such sale or disposition of such Common Collateral and the applicable order approving such sale or disposition provides that, to the extent the sale is to be free and clear of Liens, the Liens securing the First-Priority Lien Obligations and the Second-Priority Lien Obligations will attach to the Proceeds of the sale on the same basis of priority as the Liens securing such Obligations on the assets being sold, in accordance with this Agreement.

(d)    Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties agree that it will not seek relief from the automatic stay or any other stay in any insolvency or liquidation proceeding with respect to Common Collateral without the prior consent of the Applicable First Lien Agent.

(e)    Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties hereby agrees that it will not object to and will not otherwise contest (or support any other Person contesting): (i) any request by the Applicable First Lien Agent or any First-Priority Lien Obligations Secured Party (or any First-Priority Lien Obligations Representative acting on its behalf) for adequate protection with respect to the applicable Common Collateral or (ii) any objection by the Applicable First Lien Agent or any First-Priority Lien Obligations Secured Party (or any First-Priority Lien Obligations Representative acting on its behalf) to any motion, relief, action or proceeding based on the Applicable First Lien Agent or any First-Priority Lien Obligations Secured Party (or any First-Priority Lien Obligations Representative acting on its behalf)

claiming a lack of adequate protection with respect to the applicable Common Collateral. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (I)(x) if the First-Priority Lien Obligations Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral, then the Applicable Second Lien Agent may seek or request adequate protection in the form of a Lien on such additional or replacement collateral, so long as, with respect to the Common Collateral, such Lien is subordinated to the adequate protection Lien granted to the holders of the applicable First-Priority Lien Obligations, on the same basis as the other Liens securing Second-Priority Lien Obligations on the Common Collateral are subordinated to the Liens on Common Collateral securing the First-Priority Lien Obligations under this Agreement and (y) each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and Second-Priority Lien Obligations Secured Parties hereby agrees that in the event the Applicable Second Lien Agent seeks or requests adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral, then the First-Priority Lien Obligations Secured Parties (or the Applicable First Lien Agent or the relevant First-Priority Lien Obligations Representative(s) acting on their behalf) shall also be granted a Lien on such additional or replacement collateral as adequate protection for the First-Priority Lien Obligations and that any adequate protection Lien on such additional or replacement collateral that constitutes Common Collateral securing the Second-Priority Lien Obligations shall be subordinated to the adequate protection Liens on such collateral granted to the holders of the First-Priority Lien Obligations and any other Liens on Common Collateral granted to the holders of First-Priority Lien Obligations on the same basis as the Liens securing Second-Priority Lien Obligations are so subordinated to the Liens securing the First-Priority Lien Obligations under this Agreement, and (II)(x) if the First-Priority Lien Obligations Secured Parties (or any subset thereof) are granted adequate protection in the form of a superpriority administrative claim, then the Applicable Second Lien Agent may seek or request adequate protection in the form of a superpriority administrative claim, so long as such claim is subordinated to the adequate protection superpriority claim granted to the holders of the applicable First-Priority Lien Obligations on the same basis as the other claims with respect to the Second-Priority Lien Obligations are subordinated to the claims with respect to the First-Priority Lien Obligations under this Agreement and (y) each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and Second-Priority Lien Obligations Secured Parties hereby agrees that in the event the Applicable Second Lien Agent seeks or requests adequate protection and such adequate protection is granted in the form of a superpriority administrative claim, then the First-Priority Lien Obligations Secured Parties (or the Applicable First Lien Agent or the relevant First-Priority Lien Obligations Representative(s) acting on their behalf) shall also be granted a superpriority administrative claim and that any claim granted with respect to the Second-Priority Lien Obligations shall be subordinated to the superpriority administrative claim granted with respect to the First-Priority Lien Obligations as adequate protection on the same basis as the claims with respect to the Second-Priority Lien Obligations are so subordinated to the claims with respect to the First-Priority Lien Obligations under this Agreement.

(f)    Each of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representatives and other Second-Priority Lien Obligations Secured Parties hereby agrees that (i) it will not oppose or seek to challenge any claim by the Applicable First Lien Agent, any

First-Priority Lien Obligations Representative or any other First-Priority Lien Obligations Secured Party for allowance of First-Priority Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Applicable First Lien Agent’s Lien on the Common Collateral, without regard to the existence of the Lien of the Second-Priority Lien Obligations Secured Parties on the Common Collateral; and (ii) until the Discharge of First-Priority Lien Obligations has occurred, the Applicable Second Lien Agent, on behalf of itself, the Second-Priority Lien Obligations Representatives and the Second-Priority Lien Obligations Secured Parties, will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on a parity with the Liens on Common Collateral securing the First-Priority Lien Obligations for costs or expenses of preserving or disposing of any Collateral.

(g)    The Applicable Second Lien Agent, on behalf of itself, the Term Facility Agent, the Term Facility Secured Parties, each Other Second-Priority Lien Obligations Agent and the Other Second-Priority Lien Obligations Secured Parties of the applicable Series, and the Applicable First Lien Agent, on behalf of itself, the RBL Facility Agent, the RBL Facility Secured Parties, each Other First-Priority Lien Obligations Agent and the Other First-Priority Lien Obligations Secured Parties of the applicable Series, acknowledges and intends that: the grants of Liens pursuant to the Second-Priority Lien Obligations Security Documents, on the one hand, and the First-Priority Lien Obligations Security Documents, on the other hand, constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the First-Priority Lien Obligations are fundamentally different from the Second-Priority Lien Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First-Priority Lien Obligations Secured Parties and the Second-Priority Lien Obligations Secured Parties in respect of any Collateral constitute claims in the same class (rather than separate classes of secured claims), then the First-Priority Lien Obligations Secured Parties and the Second-Priority Lien Obligations Secured Parties hereby acknowledge and agree that all distributions from the Common Collateral shall be made as if there were separate classes of First-Priority Lien Obligations and Second-Priority Lien Obligations against the Grantors (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second-Priority Lien Obligations Secured Parties ), the First-Priority Lien Obligations Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that are available from the Common Collateral (regardless of whether any such claims may or may not be allowed or allowable in whole or in part as against the Company or any of the Grantors in the applicable Insolvency or Liquidation Proceeding(s) pursuant to Section 506(b) of the Bankruptcy Code or otherwise) before any distribution is made in respect of the Second-Priority Lien Obligations from, or with respect to, such Collateral, with the holder of such Second-Priority Lien Obligations hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them from, or with respect to, such Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing their aggregate recoveries).

(h)    If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First-Priority Lien Obligations and on account of Second-Priority Lien Obligations, then, to the extent the debt obligations distributed on account of the First-Priority Lien Obligations and on account of the Second-Priority Lien Obligations are secured by Liens upon the Common Collateral, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of proceeds thereof.

SECTION 2.07.    Reinstatement. In the event that any of the First-Priority Lien Obligations shall have been paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First-Priority Lien Obligations shall again have been paid in full in cash.

SECTION 2.08.    Insurance. As between the Applicable First Lien Agent, on the one hand, and the Applicable Second Lien Agent, the Term Facility Agent and any Other Second-Priority Lien Obligations Agent, on the other hand, only the Applicable First Lien Agent will have the right (subject to the rights of the Grantors under the Term Facility Documents, the RBL Facility Documents, the Other First-Priority Lien Obligations Documents and the Other Second-Priority Lien Obligations Documents) to adjust or settle any insurance policy or claim covering or constituting the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.

SECTION 2.09.    Refinancings. The RBL Facility Obligations, the Term Facility Obligations, any Series of Other First-Priority Lien Obligations, any Series of Other Second-Priority Lien Obligations and the agreements or indentures governing them may be Refinanced, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any RBL Facility Document, any Term Facility Document, any applicable Other First-Priority Lien Obligations Document or any applicable Other Second-Priority Lien Obligations Document) of any Term Facility Secured Party, any RBL Facility Secured Party, any Other First-Priority Lien Obligations Secured Party or any Other Second-Priority Lien Obligations Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that the requirements set forth in Section 5.14 shall have been satisfied. In connection with any Refinancing contemplated by this Section 2.09, this Agreement may be amended at the request and sole expense of the Company, and without the consent of any Representative, (a) to add parties (or any authorized agent or trustee therefor) providing any such Refinancing, (b) to confirm that such Refinancing Indebtedness in respect of any First-Priority Lien Obligations shall have the same rights and priorities in respect of any Common Collateral vis-a-vis the Second-Priority Lien Obligations as the Indebtedness being Refinanced and (c) to confirm that such Refinancing Indebtedness in respect of any Second-Priority Lien Obligations shall have the same rights and priorities in respect of any Common Collateral vis-a-vis the First-Priority Lien Obligations as the Indebtedness being Refinanced, all on the terms provided for herein immediately prior to such Refinancing.

SECTION 2.10.    Amendments to Security Documents.

(a)    Each of the Applicable Second Lien Agent and Second-Priority Lien Obligations Representatives agrees that each applicable Second-Priority Lien Obligations Document executed as of the date hereof shall include the following language (or language to similar effect approved by the relevant Applicable First Lien Agent):
“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to [applicable Second Lien Representative] for the benefit of the [applicable Second-Priority Lien Obligations Secured Parties] pursuant to this Agreement and (ii) the exercise of any right or remedy by [applicable Second Lien Representative] hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Common Collateral, are subject to the provisions of the Priority Lien Intercreditor Agreement dated as of August 24, 2016 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Priority Lien Intercreditor Agreement”), among Citibank, N.A., as Term Facility Agent and Applicable Second Lien Agent, JPMorgan Chase Bank, N.A., as RBL Facility Agent and Applicable First Lien Agent, EP Energy LLC and the Subsidiaries of EP Energy LLC party thereto. In the event of any conflict between the terms of the Priority Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Priority Lien Intercreditor Agreement shall govern.”
(b)    In the event that any Applicable First Lien Agent, any First-Priority Lien Obligations Representative or any First-Priority Lien Obligations Secured Party enters into any amendment, waiver or consent in respect of or replaces any First-Priority Lien Obligations Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First-Priority Lien Obligations Collateral Document or changing in any manner the rights of such Applicable First Lien Agent, the applicable First-Priority Lien Obligations Representative or the applicable First-Priority Lien Obligations Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens on any Common Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second-Priority Lien Obligations Collateral Document without the consent of the Applicable Second Lien Agent, any Second-Priority Lien Obligations Representative or any Second-Priority Lien Obligations Secured Party and without any action by any of the Applicable Second Lien Agent, Second-Priority Lien Obligations Representative or Second-Priority Lien Obligations Secured Party; provided, that such amendment, waiver or consent does not materially adversely affect the rights of the Applicable Second Lien Agent, any Second-Priority Lien Obligations Representative or any

Second-Priority Lien Obligations Secured Party in the Common Collateral and not in the First-Priority Lien Obligations Secured Parties that have a security interest in the affected Collateral in a like or similar manner (without regard to the fact that the Liens of such First-Priority Lien Obligations Collateral Document are senior to the Liens of the Comparable Second-Priority Lien Obligations Collateral Document). The Applicable First Agent shall give written notice of such amendment, waiver or consent to the Applicable Second Lien Agent (which shall forward such notice upon receipt to each relevant Second-Priority Lien Obligations Representative); provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Second-Priority Lien Obligations Collateral Document as set forth in this Section 2.10(b).

SECTION 2.11.    Possessory Collateral Agent as Gratuitous Bailee for Perfection. (a) Each of the Applicable First Lien Agent and the Applicable Second Lien Agent, on behalf of itself and the relevant Secured Parties, hereby agrees that: (i) each Possessory Collateral Agent shall hold the Possessory Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral pursuant to the Term Facility Security Documents, the RBL Facility Security Documents, the Other First-Priority Lien Obligations Security Documents or the Other Second-Priority Lien Obligations Security Documents, subject to the terms and conditions of this Section 2.11; (ii) to the extent any Possessory Collateral is possessed by or is under the control of a Collateral Agent (either directly or through its agents or bailees) other than the Applicable Agent, such Collateral Agent shall deliver such Possessory Collateral to (or shall cause such Possessory Collateral to be delivered to) the Applicable Agent and shall take all actions reasonably requested in writing by the Applicable Agent to cause the Applicable Agent to have possession or control of same; and • pending such delivery to the Applicable Agent, each other Collateral Agent shall hold any Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable RBL Facility Security Documents, Term Facility Security Documents, Other First-Priority Lien Obligations Security Documents or Other Second-Priority Lien Obligations Security Documents, in each case, subject to the terms and conditions of this Section 2.11.

(b)    The duties or responsibilities of the Possessory Collateral Agent and each other Collateral Agent under this Section 2.11 shall be limited solely to holding the Possessory Collateral as gratuitous bailee for the benefit of each Secured Party for purposes of perfecting the security interest held by the Secured Parties therein.

(c)    Each of the Applicable First Lien Agent and First-Priority Lien Obligations Representatives hereby agrees that, upon the Discharge of all First-Priority Lien Obligations, it shall deliver to the Applicable Second Lien Agent, to the extent that it is legally permitted to do so, the remaining Possessory Collateral (if any) held by it, together with any necessary endorsements (or otherwise allow the Applicable Second Lien Agent to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. Neither the RBL Facility Agent nor any Other First-Priority Lien Obligations Agent shall be obligated to follow instructions from the Applicable Second Lien Agent in contravention of this Agreement.

ARTICLE III

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

Whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First-Priority Lien Obligations (or the existence of any commitment to extend credit that would constitute First-Priority Lien Obligations) or Second-Priority Lien Obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Company or any of its Subsidiaries, any Secured Party or any other Person as a result of such determination.
ARTICLE IV

CONSENT OF GRANTORS
Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Term Facility Security Documents, the RBL Facility Security Documents, the Other First-Priority Lien Obligations Security Documents and the Other Second-Priority Lien Obligations Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein or therein).
ARTICLE V

MISCELLANEOUS

SECTION 5.01.    Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile, or sent to the e-mail address of the applicable recipient specified below (or the email address of a representative of the applicable recipient designated by such recipient from time to time to the parties hereto), as follows:

(a)    if to the Applicable First Lien Agent as of the date hereof or the RBL Facility Agent, to it at JPMorgan Chase Bank, N.A., 712 Main Street, Floor 85, Houston, TX, 77002, Attn: Jo Linda Papadakis (Telephone No. (713) 216-7743, Facsimile No. (713) 216-7770, Email: jo.l.papadakis@jpmorgan.com);

(b)    if to the Applicable Second Lien Agent as of the date hereof or the Term Facility Agent, to it at Citibank, N.A., Global Loans, Ops 111, 1615 Brett Road, New Castle, DE 19720, Attn: Dan Boselli (Facsimile No. (212) 994-0961, Email: Daniel.john.boselli@citi.com);

(c)    if to the Company, to it at EP Energy LLC, 1001 Louisiana Street, Houston, TX 77002, Attn: Dane Whitehead and Marguerite Woung-Chapman (Facsimile No. (713) 420-6603); and

(d)    if to any other Grantor, to it in care of the Company as provided in clause (c) above.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Company shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or e-mail or on the date that is five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01.
SECTION 5.02.    Waivers; Amendment. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)    Subject to the last sentence of Section 2.10(b) and Section 5.14 hereof, neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Applicable First Lien Agent (as directed by the Representative of each Series of the First-Priority Lien Obligations (with the consent of the relevant First-Priority Lien Obligations Secured Parties of such Series to the extent required by, and in accordance with, the terms of the applicable First-

Priority Lien Obligations Documents)), the Applicable Second Lien Agent (as directed by the Representative of each Series of Second-Priority Lien Obligations (with the consent of the relevant Second-Priority Lien Obligations Secured Parties of such Series to the extent required by, and in accordance with, the terms of the applicable Second-Priority Lien Obligations Documents)) and, to the extent such amendment, waiver or modification adversely affects its rights and obligations, the Company.

SECTION 5.03.    Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other RBL Facility Secured Parties, the other Term Facility Secured Parties, the Other First-Priority Lien Obligations Secured Parties and the Other Second-Priority Lien Obligations Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04.    Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05.    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by electronic or facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07.    Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in clause (b) of this Section 5.07. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.08.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.09.    Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.10.    Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the Term Facility Documents, the RBL Facility Documents, any Other First-Priority Lien Obligations Documents and/or any Other Second-Priority Lien Obligations Documents, the provisions of this Agreement shall control.

SECTION 5.11.    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Priority Lien Obligations Secured Parties and the Second-Priority Lien Obligations Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.05, 2.06, 2.10, 2.11 and Article V) is intended to or will amend, waive or otherwise modify the provisions of the

Term Facility, the RBL Facility, any Other First-Priority Lien Obligations Credit Documents or any Other Second-Priority Lien Obligations Credit Documents), and none of the Company, or any other Grantor may rely on the terms hereof (other than Sections 2.05, 2.06, 2.10, 2.11 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any RBL Facility Document, any Term Facility Document, any Other First-Priority Lien Obligations Document or any Other Second-Priority Lien Obligations Document, the Grantors shall not be required to act or refrain from acting pursuant to this Agreement, any Term Facility Document, or any Other Second-Priority Lien Obligations Document, as the case may be, with respect to any Common Collateral in any manner that would cause a default under any RBL Facility Document or any Other First-Priority Lien Obligations Document.

SECTION 5.12.    Agent Capacities. Except as expressly set forth herein, none of the Term Facility Agent, the RBL Facility Agent, the Other First-Priority Lien Obligations Agents or the Other Second-Priority Lien Obligations Agents shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the Term Facility Documents, the RBL Facility Documents, the applicable Other First-Priority Lien Obligations Documents or the applicable Other Second-Priority Lien Obligations Documents, as the case may be. It is understood and agreed that (i) JPM is entering into this Agreement in its capacity as administrative agent under the RBL Facility, and the provisions of Section 12 of the Credit Agreement referred to in clause (i) of the definition of the RBL Facility applicable to JPM as administrative agent and collateral agent thereunder shall also apply to JPM as the RBL Agent hereunder and (ii) Citi is entering into this Agreement in its capacity as administrative agent and collateral agent under the Term Loan Agreement referred to in clause (i) of the definition of Term Facility and collateral agent under the Term Facility Security Documents.

SECTION 5.13.    Supplements. Upon the execution by any Subsidiary of the Company of a supplement hereto in form and substance satisfactory to the Applicable First Lien Agent and the Applicable Second Lien Agent, such Subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the Company and each Grantor are so bound.

SECTION 5.14.    Requirements For Consent and Acknowledgment. The Company may designate hereunder additional obligations as RBL Facility Obligations, Term Facility Obligations, Other First-Priority Lien Obligations, Other Second-Priority Lien Obligations or as a Refinancing of the First-Priority Lien Obligations or Second-Priority Lien Obligations of any Series if the incurrence of such obligations is permitted under each of the First-Priority Lien Obligations Documents, the Second-Priority Lien Obligations Documents and this Agreement. If so permitted, the Company shall (i) notify the Applicable First Lien Agent in writing of such designation (and the Applicable First Lien Agent shall forward such notice to each Representative then existing) and (ii) cause any applicable agent in connection with such designation or Refinancing to execute and deliver to each Representative then existing, a

Consent and Acknowledgment substantially in the form of Exhibit A-1 or Exhibit A-2, as applicable, hereto. In connection with any Other First-Priority Lien Obligations or Other Second-Priority Lien Obligations contemplated by this Section 5.14, this Agreement may be amended at the request and sole expense of the Company, by the Applicable First Lien Agent and the Applicable Second Lien Agent (without the consent of any Secured Party hereunder) (a) to add parties (or any authorized agent or trustee therefor) providing any such obligations, (b) to confirm that the holders of such Other First-Priority Lien Obligations shall have the same rights and priorities with respect to the Collateral vis-a-vis the holders of the Second-Priority Lien Obligations as the other First-Priority Obligations and (c) to confirm that such Other Second-Priority Lien Obligations shall have the same rights and priorities with respect to the Collateral vis-a-vis the holders of the First-Priority Lien Obligations as the other Second-Priority Obligations.

SECTION 5.15.    Intercreditor Agreements.
Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that the First-Priority Lien Obligations Secured Parties (as among themselves) and the Second-Priority Lien Obligations Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the Applicable First Lien Agent or the Applicable Second Lien Agent, respectively, governing the rights, benefits and privileges as among the First-Priority Lien Obligations Secured Parties or the Second-Priority Lien Obligations Secured Parties, as the case may be, in respect of the Common Collateral, this Agreement, the RBL Facility Security Documents, any Other First-Priority Lien Obligations Security Documents, the Term Facility Security Documents or any Other Second-Priority Lien Obligations Security Documents, as the case may be, including as to the application of Proceeds of the Common Collateral, the priority in respect of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement, any First-Priority Lien Obligations Documents or any Second-Priority Lien Obligations Documents, as the case may be. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement, any First-Priority Lien Obligations Document or any Second-Priority Lien Obligations Document, and the provisions of this Agreement and the First-Priority Lien Obligations Documents and Second-Priority Lien Obligations Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, including to give effect to any such intercreditor agreement (or similar arrangement)).
SECTION 5.16.    Other Junior Intercreditor Agreements. In addition, in the event that the Company or any Subsidiary incurs any obligations secured by a lien on any Collateral that is junior to any Series of First-Priority Lien Obligations (and not designated hereunder as Second-Priority Lien Obligations) or junior to the Second-Priority Lien Obligations, then the Applicable First Lien Agent and/or the Applicable Second Lien Agent may enter into an intercreditor agreement with the agent or trustee for the lenders with respect to such secured obligations to reflect the relative lien priorities of such parties with respect to the Collateral and governing the relative rights, benefits and privileges as among such parties in respect of the

Collateral, including as to application of Proceeds of the Collateral, priority in respect of Common Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as such secured obligations are permitted under, and the terms of such intercreditor agreement do not violate or conflict with, the provisions of this Agreement or any of the First-Priority Lien Obligations Documents or the Second-Priority Lien Obligations Documents, as the case may be. If any such intercreditor agreement (or similar arrangement) is entered into, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement, any First-Priority Lien Obligations Documents or any Second-Priority Lien Obligations Documents, and the provisions of this Agreement, the First-Priority Lien Obligations Documents and the Second-Priority Lien Obligations Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the respective terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

SECTION 5.17.    Further Assurances.
Each of the Applicable First Lien Agent, on behalf of itself and each applicable First-Priority Lien Obligations Secured Party, and the Applicable Second Lien Agent, on behalf of itself, each Second-Priority Lien Obligations Representative and each other Second-Priority Lien Obligations Secured Party, agrees that it and each of them shall take such further action and shall execute and deliver to the other persons such additional documents and instruments (in recordable form, if requested) as the relevant First-Priority Lien Obligations Representative or the relevant Second-Priority Lien Obligations Representative may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
JPMORGAN CHASE BANK, N.A., as RBL Agent and Applicable First Lien Agent

By: /s/ Jo Linda Papadakis___________________
Name: Jo Linda Papadakis
Title: Authorized Officer

CITIBANK, N.A., as Term Facility Agent and Applicable Second Lien Agent

By: /s/ Joseph Roffini______________________
Name: Joseph Roffini
Title: Vice President

EP ENERGY LLC

By:    /s/ Kyle A. McCuen______________________
Name: Kyle A. McCuen
Title: Vice President & Treasurer

EVEREST ACQUISITION FINANCE INC.
EP ENERGY GLOBAL LLC
EP ENERGY MANAGEMENT, L.L.C.
EP ENERGY RESALE COMPANY, L.L.C.
EP ENERGY E&P COMPANY, L.P.
By: /s/ Kyle A. McCuen______________________
Name: Kyle A. McCuen
Title: Vice President & Treasurer

EXHIBIT A-1

CONSENT AND ACKNOWLEDGMENT1
(Other First-Priority Lien Obligations)
This CONSENT AND ACKNOWLEDGMENT (this “Consent”) dated as of [mm] [dd], [yyyy], is executed by [ ], as an Other First-Priority Lien Obligations Agent (the “New Agent”), and acknowledged by [JPMORGAN CHASE BANK, N.A.], as the Applicable First Lien Agent, [CITIBANK, N.A.], as the Applicable Second Lien Agent, and EP Energy LLC (on behalf of itself and certain of its Subsidiaries).
This Consent is with respect to that certain Priority Lien Intercreditor Agreement, dated as of August 24, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Agent) referred to above. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.
Reference is made to [describe new indebtedness] with respect to which [new agents] (the “New Agent”) is acting as [trustee/collateral agent/authorized representative].
The New Agent hereby (a) agrees to be bound by the terms of the Intercreditor Agreement as an Other First-Priority Lien Obligations Agent as if it were an Other First-Priority Lien Obligations Agent as of the date of the Intercreditor Agreement and (b) represents that it is acting in the capacity of Other First-Priority Lien Obligations Agent solely for the Secured Parties under [ ].
This Consent shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature Page Follows.]

1 To be updated in the event of a Refinancing debt or other debt provided for in Section 5.14.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
[NEW AGENT]
By:_______________
Title:
Name:

Acknowledged and Confirmed by, for purposes of the Intercreditor Agreement:
[ ], as Applicable First Lien Agent
By:_____________________________
Title:
Name:

[ ], as Applicable Second Lien Agent
By:_____________________________
Title:
Name:

EP ENERGY LLC, on behalf of itself and its Subsidiaries Party to the Intercreditor Agreement
By:_____________________________
Title:
Name:

EXHIBIT A-2

CONSENT AND ACKNOWLEDGMENT2
(Other Second-Priority Lien Obligations)
This CONSENT AND ACKNOWLEDGMENT (this “Consent”) dated as of [mm] [dd], [yyyy], is executed by [ ], as an Other Second-Priority Lien Obligations Agent (the “New Agent”), and acknowledged by [JPMORGAN CHASE BANK, N.A.], as the Applicable First Lien Agent, [CITIBANK, N.A.], as the Applicable Second Lien Agent, and EP Energy LLC (on behalf of itself and certain of its Subsidiaries).
This Consent is with respect to that certain Priority Lien Intercreditor Agreement, dated as of August 24, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Agent) referred to above. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.
Reference is made to [describe new indebtedness] with respect to which [new agents] (the “New Agent”) is acting as [trustee/collateral agent/authorized representative].
The New Agent hereby (a) agrees to be bound by the terms of the Intercreditor Agreement as an Other Second-Priority Lien Obligations Agent as if it were an Other Second-Priority Lien Obligations Agent as of the date of the Intercreditor Agreement and (b) represents that it is acting in the capacity of Other Second-Priority Lien Obligations Agent solely for the Secured Parties under [ ].
This Consent shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature Page Follows.]

2To be updated in the event of a Refinancing debt or other debt provided for in Section 5.14.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
[NEW AGENT]
By:_______________
Title:
Name:

Acknowledged and Confirmed by, for purposes of the Intercreditor Agreement:
[ ], as Applicable Second Lien Agent
By:_____________________________
Title:
Name:

[ ], as Applicable First Lien Agent
By:_____________________________
Title:
Name:

EP ENERGY LLC, on behalf of itself and its Subsidiaries Party to the Intercreditor Agreement
By:_____________________________
Title:
Name: